September 26, 2013

JEFFREY VETTER PARTNER	EMAIL JVETTER@FENWICK.COM Direct Dial (650) 335-7631

VIA FEDERAL EXPRESS

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attention:	Barbara C. Jacobs, Assistant Director
Ivan Griswold, Staff Attorney
Division of Corporation Finance

Re:	Nimble Storage, Inc.
Confidential Draft No. 2 to Draft Registration Statement on Form S-1 Confidentially Submitted on September 26, 2013 File No. 377-00292

Ladies and Gentlemen:

On behalf of Nimble Storage, Inc. (the “Company”), we are concurrently submitting under the Securities Act of 1933, as amended, Confidential Draft No. 2 to the Draft Registration Statement on Form S-1 (File No. 377-00292), which was initially submitted by the Company on a confidential basis to the U.S. Securities and Exchange Commission (the “Commission”) on August 19, 2013 (the “Draft Registration Statement”). In this letter, we respond to the comments of the Commission’s staff (the “Staff”) contained in the Staff’s letter dated September 13, 2013 (the “Letter”). The numbered paragraphs below correspond to the numbered comments in the Letter; the Staff’s comment is presented in bold italics. We have also enclosed with the copy of this letter that is being transmitted via overnight courier four copies of the revised Draft Registration Statement in paper format, marked to show changes from the Draft Registration Statement submitted on August 19, 2013.

In addition to addressing the comments raised by the Staff in the Letter, the Company has revised the Draft Registration Statement to update certain other disclosures.

General

1.	We note a recent interview with Suresh Vasudevan, your CEO, published on Forbes.com, discussing Nimble’s IPO plans for 2014. The article states that “[b]y the end of 2014, Vasudevan expects Nimble to be ready for an IPO.” Further, we note a recent Reuters article that identifies Goldman Sachs as the lead underwriter for your IPO, “according to two sources familiar with the matter.” Provide your analysis as to how these articles comport with Section 5 of the Securities Act, and outline the steps you have taken and will continue to take to keep matters relating to any submission about your offering confidential.

The Company respectfully advises the Staff that it does not believe that the article on Forbes.com should be deemed to be an “offer to sell” shares of the Company’s common stock in violation of Section 5 of the Securities Act. The Company advises the Staff that the referenced article on Forbes.com was dated August 15, 2012. At the time of the article, the Company had no definitive plans to commence a process for preparing for an initial public offering. The Company did not select underwriters for the proposed initial public offering until nearly a year after the publication of the article. In addition, the Company had just completed its Series E Preferred Stock financing, raising just over $40 million and therefore had no immediate need to raise additional capital through the sale of securities. Rather, because of the intense competition in the storage industry, particularly from very large competitors, the Company was seeking to increase its brand awareness, as it does in the ordinary course of its business, and also convey to potential customers and partners that it was a strong company. The referenced quote also did not suggest an imminent initial public offering, but rather suggested that it would be “ready” for an initial public offering more than two years in the future. Even then, the article suggests that in order to be ready for an initial public offering, the Company would need to meet additional performance milestones, such as revenues and a path to profitability. The statement was not intended to be an offer and the Company believes the statement should not be deemed an offer due to the remoteness in time of an initial public offering and the conditional nature of the statement.

With respect to the August 15, 2013 article in Reuters, to the Company’s knowledge, none of the Company’s officers, directors, employees or representatives has supplied any information relating to the proposed initial public offering that appears in such article. The Company also notes that, as stated in the article, neither the Company nor Goldman Sachs provided any comments.

The Company advises the Staff that once it had selected its underwriting team in July 2013, it instituted procedures so as to prevent any improper communications regarding the Company or the proposed offering. As part of these procedures, the Company’s general counsel, together with its outside counsel, reviews all outbound press releases and evaluates any proposed interviews or appearances. The Company intends to maintain these procedures throughout the initial public offering process.

2.	Please supplementally provide us with copies of all written communications, as defined in Rule 405 under the Securities Act, that you, or anyone authorized to do so on your behalf, present to potential investors in reliance on Section 5(d) of the Securities Act, whether or not they retain copies of the communications. Similarly, please supplementally provide us with any research reports about you that are published or distributed in reliance upon Section 2(a)(3) of the Securities Act added by Section 105(a) of the Jumpstart Our Business Startups Act by any broker or dealer that is participating or will participate in your offering.

The Company respectfully advises the Staff that the Company plans to conduct “testing the waters” meetings in reliance on Section 5(d) of the Securities Act of 1933, as amended (the “Securities Act”) as soon as October 2013. The Company will supplementally provide to the Staff under separate cover a copy of the presentations to be made at such meetings. Other than these planned meetings, the Company has not provided, and it has not authorized any person to provide, in reliance on Section 5(d) of the Securities Act, any written materials to potential investors that are qualified institutional buyers or institutional accredited investors.

In addition, the Company respectfully advises the Staff that the underwriters have informed the Company that no research reports about the Company have been published or distributed in reliance upon Section 2(a)(3) of the Securities Act added by Section 105(a) of the Jumpstart Our Business Startups Act by any broker or dealer that is participating or is expected to participate in the Company’s offering. To the extent any such research reports are published or distributed in the future, the Company will provide the Staff with any such communications or reports.

3.	Comments regarding your proposed graphics will be conveyed separately.

The Company acknowledges the Staff’s comment.

Prospectus Summary

General

4.	Please provide support for the following statement: “We have pioneered a flash-optimized hybrid storage platform that we believe is disrupting the market…,” on page 1.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 1, 45, 82, 86 and F-8 to remove the reference to the term “pioneered.”

5.	You employ the terms “virtualize infrastructure,” and “rich telemetry.” Please revise this section to minimize the use of any highly technical business terms or industry jargon. Please refer to Rule 421(d) of Regulation C.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 1.

6.	Please refrain from using defined terms in the prospectus summary. For example, it does not appear necessary to use defined terms for “Cache-Accelerated Sequential Layout.”

The Company respectfully advises the Staff that the acronym “CASL” is a registered trademark of the Company and is used as the trade name for the Company’s proprietary file system software. To clarify this, the Company has revised the Draft Registration Statement on page 1. In response to the Staff’s comment, the Company has also revised the Draft Registration Statement on pages 2-5 to remove additional defined terms.

7.	Please disclose the percentage of your common stock that, upon completion of the offering, will be held by directors, executive officers and principal stockholders. Also, briefly identify any corresponding risks to investors.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 5.

Overview, page 1

8.	You state that as of July 31, 2013 you had over 600 value added resellers. In order to provide context and comparability to this disclosure, please provide this information for prior periods presented.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 2, 45, 82 and 88.

9.	You disclose that in the three months ended July 31, 2013, approximately 28% of the dollar amount of orders received was from existing end-customers. For the reasons discussed in comment 8, please provide this information for prior periods presented.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 2, 45, 82 and 88.

10.	You disclose your revenues for 2011, 2012, 2013 and the six months ended July 31, 2013. However, we note that you have not included corresponding net loss information. Such information would appear material investors insofar as it provides a more complete financial summary that allows comparisons between revenues and net losses for each period, and enhances the consistency and balance of this presentation. Please revise.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 2, 46 and 82.

JOBS Act, page 6

11.	We note that you have elected to opt-out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the JOBS Act. Revise to include a statement that your election is irrevocable.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 6.

Risk Factors

“Governmental regulations affecting the export of certain of our solutions…,” page 23

12.	You state that you submitted a voluntary self-disclosure to the Department of Commerce’s Bureau of Industry and Security regarding your unauthorized shipment of a particular hardware product to international customers, and filed with BIS a request to service items previously exported without the required authorization. Please identify for us the countries to which the product covered by your voluntary self-disclosure and the items covered by your request to service were shipped. If, to your knowledge, the product and/or items were re-exported to other countries, please also identify those countries for us.

The Company respectfully advises the Staff that the product covered by the Company’s voluntary self-disclosure and request to service was shipped to Australia, Austria, Belgium, Bermuda, the Cayman Islands, China, Denmark, France, Germany, India, Netherlands, New Zealand, Norway, the Philippines, Singapore, Sweden, Switzerland and the United Kingdom. Upon occasion (for example, upon receipt of a support request), the Company may learn that a customer has subsequently transferred a product to a different location than to which it was originally shipped. However, the Company does not specifically track re-exports.

“Our ability to use our net operating losses to offset future taxable income…,” page 31

13.	Please clarify whether you believe that the net operating losses are subject to limitations from previous ownership changes. Further, clarify if you believe you will undergo an ownership change in connection with this offering.

The Company engaged an external consulting firm to perform an analysis of any ownership changes while the Company has been a loss corporation in accordance with Section 382 of the Internal Revenue Code (“382 Analysis”). Upon completion of the 382 Analysis dated September 13, 2013, the Company concluded its historical net operating losses are not subject to limitations from previous ownership changes. The Company has revised the disclosure on pages 31 and 50 to reflect its conclusions resulting from the 382 Analysis.

Currently, the Company does not believe an ownership change will occur in connection with this offering. If facts and circumstances change as the offering date nears, the Company will revise the disclosure as appropriate.

“Our reported financial results may be adversely affected by changes …,” page 32

14.	This risk factor appears to present risks that could apply to any issuer or any offering. Please include a more tailored discussion of the specific risks to the company. See Item 503(c) of Regulation S-K.

In response to the Staff’s comment, and after reassessing the specific risks to the Company, the Company has revised the Draft Registration Statement to remove this risk factor.

Regulation S-K.

Industry and Market Data, page 37

15.	Please explain your statement that the Gartner report “represents data” but “is not a representation of fact.”

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 37.

16.	The Gartner report you provided supplementally, appears to be published on March 21, 2013. However, your disclosures here and on page 81, reference a report published in May 2012. Please advise. Also, consider expanding your disclosure to provide a more complete description of your placement in the Magic Quadrant, and any corresponding challenges identified in the quadrant.

The Company respectfully advises the Staff that the Draft Registration Statement includes references only to the Gartner reports cited on page 37, which the Company has provided to the Staff supplementally, and does not reference a Gartner report published in May 2012. In addition, in response to the Staff’s comment regarding placement in the Magic Quadrant, the Company has revised the Draft Registration Statement on page 88 to include the factors used by Gartner in evaluating companies and placing them within the quadrant. The Company respectfully advises the Staff that Gartner does not authorize the use of company-specific statements from its research reports.

Use of Proceeds, page 38

17.	We note your disclosures where you indicate that the offering proceeds will be used primarily for general corporate purposes. To the extent that you have more specific plans for your use of proceeds, please expand your disclosures.

In response to the Staff’s comment, the Company has revised the disclosure on page 38 to clarify that it currently has no specific plans for use of the proceeds from the offering.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview, page 45

18.	Please consider expanding your overview to provide insight into material opportunities, challenges and risks, such as those presented by known material trends and uncertainties, on which the company’s executives are most focused for both the short and long term and the actions that you are taking to address these opportunities, challenges and risks. Refer to Section III.A of SEC Release 33-8350. For example, please tell us what consideration you gave to discussing in your overview the risk that InfoSight may not achieve market acceptance and the challenges you face in expanding your international operations and worldwide customer base.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 46.

Results of Operations

Comparison of the Six Months Ended July 31, 2012 and 2013

Revenue, page 52

19.	Tell us what consideration you have given to disclosing average or predominant order sizes in identifying trends and describing reasons for changes in your revenue from period to period. In this regard, we note a statement attributed to Mr. Vasudevan in an interview on August 10, 2012, in which “two predominant order sizes” seem to exist.

The Company respectfully advises the Staff that it believes that at this stage of the Company’s growth the increase in revenue it has experienced has been largely due to the increased volume of orders. Although the Company has in the past discussed those two predominant order sizes, the volume of orders is the primary driver for changes in its revenue from period to period.

Cost of Revenue and Gross Margin, page 53

20.	Please clarify the meaning of the term “service depot.”

The Company respectfully advises the Staff that service depots are physical warehouse locations that hold service inventory in support of the Company’s customer service agreements. The service depots are located throughout North America, Europe and Asia and were established to respond to customer requests for replacement of failed parts within the service level agreement timeframe purchased under each support and service contract. The service level agreement timeframe purchased typically requires replacement parts to be delivered within four hours or the next business day after a customer request has been approved. The Company has revised the Draft Registration Statement on page 53 to clarify the meaning of “service depot.”

Contractual Obligations and Commitments, page 64

21.	Revise to include a description of the nature of the license commitments included in the contractual obligations table.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 64 to describe the nature of the Company’s license commitments. The Company’s license commitments are non-cancelable three-year software license and service agreements for the internal use of software and services for customer relationship management and desktop applications.

Critical Accounting Policies

Stock-Based Compensation, page 66

22.	When determined, please tell us your proposed IPO price, when you first initiated discussions with underwriters and when the underwriters first communicated their estimated price range and amount for your stock.

The Company acknowledges the Staff’s comment. The Company advises the Staff that underwriters were selected in July 2013. However, the underwriters have not yet communicated a proposed initial public offering price range. The Company will provide the Staff with a proposed initial public offering price range promptly once a range is so determined.

23.	When your estimated IPO price is known and included in your registration statement, please reconcile and explain the difference between the fair value of the underlying stock as of the most recent valuation date and the midpoint of your IPO offering range.

The Company acknowledges the Staff’s comment and will provide the requested disclosure in an amendment filed after the price range is known.

24.	Please continue to provide us with updates for all equity-related transactions subsequent to this request through the effective date of the registration statement.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 71, 78, 79 and 80 to update for stock option grants made by the Company in September 2013, and will continue to update future submissions and filings as additional equity-related transactions occur.

Common Stock Valuations

Prior Sales of Stock Approach, page 68

25.	Explain why the estimated fair value of your shares of common stock was $4.21 while the secondary market sales of shares of your common stock in March and April 2013 were at $10.00 per share. Describe why you believe there is a significant difference between these values. In addition, provide a similar analysis for your August 2013 valuation that compares your estimated fair value to secondary market sale prices.

The Company respectfully advises the Staff that there is a difference in value between the secondary transactions and the valuation analysis because the context in which the secondary investors view the value of the common stock is different from the context of a valuation under Section 409A of the Internal Revenue Code. The 409A valuation includes current financial information and takes into account risk, holding period and a variety of other factors. The valuation assessed how much weight to assign the secondary transactions based on the criteria set forth in Section 8.12 of the AICPA Practice Aid. As described in Section 8.12, the factors included (1) timing of transaction data, (2) sufficient sophisticated bidders, (3) sufficient information to value the investment and make an investment decision, (4) pattern of trades and (5) other biases or costs of holding, hedging or trading securities. Based on this guidance, the Company has considered the following factors when evaluating how much weighting to place towards the secondary transactions in its estimation of fair value: (1) the secondary transactions have occurred in a close proximity to the valuation dates; (2) there are limited sophisticated bidders; (3) buyers did not have access to current financial information; (4) there is a limited history of trades and the volume is insignificant relative to the overall capitalization (less than 0.0001%); and (5) the specific motivations behind the purchases are unknown. Based on these factors, the Company did not believe the secondary transactions provided a meaningful indication of value, and as such, should receive minimal weighting. To clarify, the Company does not have a valuation analysis as of August 2013. Analyses were performed as of July 31, 2013 and September 16, 2013. As of July 31, 2013, the fair value of common stock was $7.26 and the weighted-average price of the secondary transactions was $9.92. As of September 16, 2013, the fair value of common stock was $7.65 and the weighted-average price of the secondary transactions was $9.92. The Company notes that during the period between July 31, 2013 and September 16, 2013 there were no additional secondary transactions.

26.	Explain why you apply a DLOM in your August and November 2012 valuations. We note that you considered the Series E redeemable convertible preferred stock financing as the basis for these valuations. Tell us why this adjustment is necessary since it appears that the sales price for the preferred stock would have already reflected the lack of marketability. In addition, reconcile and explain the difference between the price of the preferred stock and the estimated fair value of the common stock.

The Company respectfully advises the Staff that a DLOM was applied in the August and November 2012 valuations to account for the additional DLOM experienced by common stockholders above that of preferred stockholders. The sale price for preferred stock impounds a certain level of DLOM specific to that equity class. Unlike common stockholders, preferred stockholders have the ability to be paid back before common stockholders and exhibit characteristics similar to debt. In addition, preferred stockholders can have superior rights, such as the right to access the Company’s financial information when compared to common stockholders. Because of these features, preferred stock can be considered less volatile and more marketable than common stock. As such, this helps explain why there is a difference between the price paid for preferred stock and the fair value of common stock. At lower equity values, preferred stock becomes more valuable than common stock. It is only at higher equity values when there is no difference in fair value between preferred stock and common stock. As the Company continues to approach an initial public offering, the fair value of common stock will converge with the fair value of preferred stock. The basis for including a DLOM for the common stock is also discussed in further detail in the AICPA Practice Aid Section 7.21 - 7.22, which notes that holders of junior securities, such as common stock, likely do not have access to the same information as holders of preferred stock, and therefore do not have the same level of access to potential buyers. Additionally, the AICPA Practice Aid notes that holders of common stock are likely more sensitive to risk, as they may not hedge or diversify their instruments contractually. Taking into account these factors, we determined it was appropriate to apply additional DLOM to the common stock to account for the aforementioned differences when compared to preferred stock.

Guideline Public Company Multiples Approach, page 68

27.	Disclose how you identified comparable companies used in your valuations. Tell us how you considered the stage of your development including whether these companies were experiencing negative adjusted EBITDA as you disclosed on page 48.

The Company respectfully advises the Staff that the comparable companies were identified by performing a screen of public companies in the computer storage and peripherals industry, focusing on public companies located in the U.S. and traded on primary exchanges. Based on those factors, public companies with operations similar to the Company were selected. The group of comparable companies remained the same over the addressed periods. Given the limited number of public companies in the enterprise storage space, there were not enough companies to further screen the Company’s guideline company search by revenue size, margins or other criteria. The Company’s comparable companies are mostly large, late-stage companies, due to the fact that there are no early-stage, public enterprise storage companies to rely upon as comparable companies. To account for the Company’s early stage and negative adjusted EBITDA, the Company incorporated both factors in its multiples selections and other assumptions in the analysis. For example, the Company’s revenue growth and EBITDA margins were compared to those of the guideline comparable companies, and the results of those comparisons were then used as a basis for the multiples selections. In addition, given the Company’s high projected revenue growth, the Company also considered forward revenue multiples as a better indicator of value, as a hypothetical investor would place greater weight on future financial performance of a high growth company such as the Company, and less weight on its historical performance. Given the negative adjusted EBITDA, the Company concluded that utilizing an EBITDA multiple would not provide a logical indication of value for the Company.

Income Approach, page 69

28.	We note that a DCF analysis was “utilized to support the other methodologies and was not otherwise specifically utilized” in your valuations. Revise to disclose whether there were significant differences among the techniques, assumptions or calculations used, or the outcomes of the DCF analysis. Explain why this approach was not utilized.

The Company respectfully advises the Staff that preparing a DCF analysis was considered during the preliminary planning stages of the valuation analyses, but was ultimately not calculated. There were several factors which led to the Company’s decision to not utilize a DCF analysis in its valuation. Historically, the Company has only forecasted cash flows one to two years out, and given the Company’s rapid growth, one to two years of projected cash flows would not provide enough data to develop a meaningful DCF. Typically in a DCF, there are discrete years of cash flows that are projected until a company is anticipated to reach a normalized, long-term level of growth. For the Company, this could require ten or more years of projected cash flows, which at this stage would be highly speculative and uncertain. The Company concluded that given the early stage of the Company and the highly speculative nature of developing a long-term projection that can be used within the DCF, the DCF analysis would not provide the best indication of value. In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 69 to clarify that a DCF analysis was not utilized, and the Company’s considerations in reaching its conclusion.

August 2013 Awards, page 76

29.	Tell us what facts and assumptions were considered in determining to use a discount rate of 35% in each of the scenarios included in the July 31, 2013 valuation using the PWERM approach. Further, tell us the discount rates utilized in preparing the DCF analyses referred to on page 69 and whether these rates changed over time and explain the reasons for any differences in the rates utilized.

The Company respectfully advises the Staff that a DCF was not utilized for the reasons noted in the response to comment 28, above. With respect to the July 31, 2013 valuation, the Company’s selected discount rate considered the Company’s stage of development, expected liquidity events and risk of achieving those liquidity events. The Company’s selected discount rate in its analysis is based on the studies presented in Appendix B of the AICPA Practice Aid. Specifically, Section B.02 of Appendix B presents three studies which outline the range of discount rates for each stage of company development. Since the Company fell within the bridge/initial public offering stage of development, the Company selected a discount rate that falls within the observed range as indicated by these studies.

30.	Please quantify the impact of changing to the PWERM approach and adding additional comparable companies on the estimated fair value of the shares.

The Company respectfully advises the Staff that there is no quantifiable difference to the fair value of the shares solely from changing methods and adding additional comparable companies. The change to the PWERM approach is the result of a change in expectations for the Company and better-

defined exit events, which then results in a change in value. In July 2013, the Company made the decision to pursue a near-term initial public offering and began its initial public offering-readiness. Prior to this time the Company had not determined when it would pursue an initial public offering or if and when there would be an available window. Once the Company decided to pursue an initial public offering, it was appropriate to utilize a different valuation approach (PWERM) to capture the value of this expected near-term liquidity event. Unlike the PWERM, the OPM estimates the future distribution of outcomes using a lognormal distribution around the current equity or enterprise value. Considering the Company’s better visibility of the timing of potential exit events, the PWERM valuation methodology more accurately reflected the near-term outlook. In this analysis, the inclusion of additional comparable companies also stems from the Company’s expectation of a near-term liquidity event. Given that in the PWERM framework, the Company would be considering various exit scenarios, it was appropriate to consider comparable companies with growth similar to the Company. As such, the valuation included a second set of “high growth” comparable companies in the analysis in order to determine the appropriate multiples that would best reflect the status of the Company as of July 2013.

Business

Overview, page 79

31.	You state that you serve a broad array of midsize and large enterprises. Please revise your disclosure to quantify or clarify the terms midsize and large. Also, ensure that your revised disclosure fully explains whether these midsize and large enterprises are typical of your overall client base.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 1 and 82, 86, 91, 93 and F-8 to remove the distinction.

Technology

InfoSight, page 89

32.	You state that InfoSight is powered by thousands of telemetry sensors that make available over 70 million data points per system per day to your cloud-based InfoSight engine. Absent appropriate accompanying contextual disclosure, this data does not appear to provide meaningful information to investors. Please revise accordingly.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 91.

33.	You state that the automated Proactive Wellness support capability allows you to detect approximately 90% of all support issues and automatically resolves approximately 75% of these cases without requiring a single interaction with your customer support team. Please provide accompanying disclosure explaining the temporal period this finding covers.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 91.

Products, page 89

34.	We note your disclosure stating that the key attributes of your product offerings are outlined in the technical product information table on page 91. If this information is key product information it should be distilled into a narrative summary; in contrast, if the information is intended to provide insights into the technical aspects of your products please so state.

The Company respectfully advises the Staff that the attributes in the referenced product table are technical aspects of the Company’s products. In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 93.

Case Study, page 91

35.	Please tell us how you selected the social networking service provider, and whether the customer is representative of your user base.

The Company respectfully advises the Staff that the social networking service provider case study included in the Draft Registration Statement is the Company’s third largest customer based on total spend as of July 31, 2013. The Company has revised the Draft Registration Statement on page 94 to include an additional case study from a virtual infrastructure solutions service provider, which is the Company’s sixth largest customer based on total spend as of July 31, 2013, to demonstrate a deployment in a different industry. These customers purchase the same products purchased by the Company’s broader customer base and deploy them in a similar manner, and therefore the Company believes that they are therefore representative of its user base.

36.	Please disclose the time periods utilized for the case study.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 94.

37.	Please provide support and/or context for the following claims:

•	“Developers saw an immediate 50% reduction in build times and an 80% reduction in downtime”;

•	“Overall, deploying our systems has resulted in significant efficiency and cost benefits”; and

•	“The organization also runs its production software-as-a-service application on our systems, supporting over 50 million users while delivering high performance and uninterrupted availability.”

The Company respectfully advises the Staff that the Company provided copies of the case studies to the relevant customer and the customer approved the text of the studies included in the revised Draft Registration Statement. Because the Company did not have independent support for the specific percentages referenced in the first bullet, the Company has removed those percentages from the revised Draft Registration Statement. The Company has also further revised the disclosure in the case study on pages 93 and 94 of the Draft Registration Statement.

Backlog, page 93

38.	We note that you bill upfront for multiple years of services. Please tell us whether your customers pay in advance for more than one year. For example, if you bill a customer for four years of maintenance services, tell us whether the customer pays for the full four years upfront at the time of billing or whether there is a payment schedule for multi-year service agreements. Further, please describe the payment terms offered to your customers.

The Company respectfully advises the Staff that customers pay in advance for all support contracts regardless of the number of years purchased. Payment terms offered are the same as the payment terms offered for product, which is generally 30 days. For example, a customer who purchases one product unit and a five-year support contract is offered 30 day payment terms for all deliverables. Renewals of support service contracts are also invoiced with 30 day payment terms upon acceptance of an approved purchase order from a customer. The support service contract, purchased with product, is contractually billable upon meeting the delivery terms of related product, which is generally upon shipment.

Manufacturing, page 93

39.	You state that your agreement with Flextronics is an interim agreement, which establishes basic terms while you negotiate a manufacturing services agreement. Although we note your risk factor disclosures on pages 18 and 19, tell us what consideration you have given to including a separately captioned risk factor alerting your investors as to the fact that you do not have a manufacturing services agreement with one of your contract manufacturers.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 19 to include additional language regarding the agreements with the Company’s contract manufacturers.

40.	Please provide us with an analysis supporting your conclusion that your business is not substantially dependent on your agreements with Synnex and Flextronics. Alternatively, file such agreements. See Item 601(b)(10)(ii)(B) of Regulation S-K.

The Company advises the Staff that the Company’s arrangements with Synnex and Flextronics as contract manufacturers are simply “master” arrangements that establish certain standard terms and conditions between the Company and the respective contract manufacturer, such as payment mechanics and timing terms, under which the Company’s products may be manufactured. However, the Company places orders with the contract manufacturer through individual purchase orders. These master agreements do not obligate the manufacturer to manufacture any of the Company’s products, nor do they contain any commitment for the Company to purchase any minimum level of products from either of these contract manufacturers. Additionally, these are not exclusive arrangements and the Company has the ability to manufacture its products from alternative manufacturing sources. Accordingly, the Company respectfully submits that these agreements are not material to an understanding of the Company’s business, taken as a whole, and are not agreements on which the Company’s business is substantially dependent. As such, the Company has concluded that these agreements do not constitute material contracts required to be described and filed as exhibits in accordance with Item 601(b)(10) of Regulation S-K. The Company has added additional disclosure on page 96 to further clarify the nature of these relationships.

Competition, page 94

41.	We note your disclosures related to the data storage market generally. However, on page 1, you state that your storage platform is a flash-optimized hybrid storage platform. Please expand your disclosures to discuss the competitive landscape for hybrid data storage providers.

The Company respectfully advises the Staff that the Company considers its competitors to be all hardware data storage providers. The Company believes that a focused discussion on hybrid data storage providers would not help investors understand the overall competitive landscape faced by the Company, as customers consider all manner of storage providers when selecting storage solutions.

Executive Compensation

Summary Compensation Table, page 104

42.	Although we note your disclosures in footnote 2, please further expand the narrative discussions that accompany the table to explain why each of your named executive officers received the specific number of shares underlying each option grant.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on pages 107 and 108.

Certain Relationships and Related Party Transactions

Equity Financings, page 114

43.	Revise this section to include a description of the conditions under which automatic conversion will occur. In this regard, there appear to be requirements for both minimum share price and aggregate offering proceeds that render the conversion contingent, rather than automatic.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 126.

Principal and Selling Stockholders, page 118

44.	Footnotes 5 and 11 contain disclaimers of beneficial ownership. Beneficial ownership disclosure in this table is based on voting and/or investment power. See Instruction 2 to Item 403 of Regulation S-K and Exchange Act Rule 13d-3. To the extent that you retain these disclaimers, please provide us with a legal analysis supporting your belief that beneficial ownership disclaimers are proper outside of filings on Schedules 13D and 13G, and disclose who has voting and/or investment power over the disclaimed shares.

The Company respectfully advises the Staff that it believes that the beneficial ownership disclaimers are appropriate in footnotes 5 and 11. Messrs. Mehta and Kennelly hold limited partner interests in the venture capital funds that hold shares of the Company’s preferred stock. As limited partners, they have no ability to vote the shares held by the venture capital funds and have no investment power with respect to those shares.

Notes to Consolidated Financial Statements

Note 2. Summary of Significant Accounting Policies

Revenue Recognition, page F-13

45.

Revise to include a discussion of the revenue recognition policies associated with the recently launched InfoSight offering. Disclose how this service differs from the maintenance services historically offered and whether InfoSight is meant to replace or augment your historical services or whether it is considered a completely separate service. Your response should describe the various ways in which the addition of this service may impact your multiple element arrangements for purposes of revenue allocation and recognition. For example, we note that “end-customers receive access to” (page 92) InfoSight. Because InfoSight was introduced in April of 2013, please describe what rights to this service, if any, your established customers have been given and how it has impacted your revenue allocation and recognition.

The Company respectfully advises the Staff that InfoSight is a feature that is included in all support contracts. A customer that purchases support is entitled to several services, including automated support, bug fixes, updates and upgrades to product firmware and management platform including InfoSight, telephone support and expedited delivery times for replacement hardware parts. The Company does not sell InfoSight as a standalone service and InfoSight is included in all support contracts purchased. As noted in the Company’s April 9, 2013 press release, “The InfoSight portal is available to all Nimble customers as part of their support subscription package and will be rolled out to the entire customer base in the next 30 days.” Prior to the InfoSight release, all then-existing customers that had a support contract and future customers that purchased a support contract were provided full access to InfoSight upon its release. There was no incremental charge to customers associated with the InfoSight release, as it was meant to augment the existing customer support management services offered. As such, the Company determined InfoSight is not a separate deliverable from support. The Company has three main possible deliverables: product, support and training services. The Company has revised the Draft Registration Statement on pages 94 and F-13 to clarify that InfoSight is not a separate deliverable and is included in its standard support plan.

46.	We note that as of July 31, 2013 you have had a relationship with 117 of your 1,750 end-customers for, on average, approximately two years. Please provide us with an analysis to support your establishment of VSOE for support services in the quarter ended April 30, 2012. In this regard, please demonstrate the method used (e.g., renewal rates) and how you concluded that you had sufficient historical evidence given that you did not begin product shipments until the third quarter of your fiscal year ended January 31, 2011.

The Company respectfully advises the Staff that on page F-13 of the Draft Registration Statement, the Company disclosed that, during the second quarter of the year ended January 31, 2013 (which is the Company’s quarter ended July 31, 2012), the Company established VSOE of fair value for support based on standalone renewals offered to its customers. Prior to the second quarter of the year ended January 31, 2013, the Company used best estimated selling price (BESP) to establish fair value of support as it did not have a sufficient population of standalone renewals. The Company had an aggregate standalone renewal total of 60 over the trailing 12 months ended July 31, 2012, which represents a renewal rate of over 90% for customers which completed their initial support period. Based on the number of standalone renewals in the 12 months prior to July 31, 2012, the Company determined it had a sufficient population of standalone renewals to assert that it had established VSOE of fair value for support. By the end of the year ended January 31, 2013, the Company had 136 standalone renewals over a trailing 12 month period. The Company applied the bell-shaped curve method in determining whether it had established VSOE of fair value for support. Based on the analysis performed at July 31, 2012 and January 31, 2013, the percentage of standalone renewals that fell within +/- 15% of the median price charged for support was over 90%.

47.	We note that over half of your deferred revenue balance is classified as non-current and that the term of your maintenance agreements ranges from one to five years. Given the significance of the non-current deferred revenue amount, please disclose the weighted average remaining contract period related to your non-current deferred revenue.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page F-14. As of January 31, 2013 and July 31, 2013, the weighted average remaining contract period related to the Company’s non-current deferred revenue was approximately 2.0 years.

Note 6. Commitments and Contingencies

Contingencies, page F-19

48.	We note the accrual of a settlement amount recorded as of January 31, 2012. Revise to state whether the accrual remains unpaid and if so, the reasons for the delay in payment of a settled matter.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page F-19 to disclose the date of the settlement payment.

Note 7. Redeemable Convertible Preferred Stock page

Conversion, page F-21

49.	It appears that the automatic conversion of your redeemable convertible preferred stock is conditioned upon both a minimum price per share of $5.01 and gross proceeds of at least $20 million or the election of a majority of the holders of these shares. As necessary, revise you disclosures throughout your filing to provide a complete description of the contingent conversion conditions.

The Company respectfully advises the Staff that although the Company has not yet determined the size of the offering or the offering price, the Company expects the terms of the offering to exceed the minimum thresholds required for automatic conversion. If those conditions are not met, the Company will revise the Draft Registration Statement accordingly. In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page 126 to clarify the contingent conditions to conversion of the preferred stock.

Note 13. Subsequent Events, page F-29

50.	Revise to refer to the interim period ended July 31, 2013 when disclosing the date through which subsequent events were evaluated.

In response to the Staff’s comment, the Company has revised the Draft Registration Statement on page F-29 to supplementally refer to the interim period ended July 31, 2013.

Should the Staff have additional questions or comments regarding the foregoing, please do not hesitate to contact the undersigned at (650) 335-7631 or, in his absence, Mark Leahy, Esq. at (650) 335-7682.

Sincerely,

/s/ Jeffrey R. Vetter

Jeffrey R. Vetter

cc:	Suresh Vasudevan, Chief Executive Officer

Anup Singh, Chief Financial Officer

Aparna Bawa, General Counsel

Nimble Storage, Inc.

Gordon K. Davidson, Esq.

Mark A. Leahy, Esq.

Dawn Belt, Esq.

Fenwick & West LLP

Jeffrey D. Saper, Esq.

Allison B. Spinner, Esq.

Wilson Sonsini Goodrich & Rosati, P.C.

Mark Fernandez

Rhonda Munnerlyn

Ernst & Young LLP